UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2009
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 8.01 Other Events.
On January 7, 2009, Flagstar Bancorp, Inc. (“Flagstar”) mailed to its shareholders a letter (the “Shareholder Letter”) notifying them of its intention to issue shares of convertible participating voting preferred stock to MP Thrift Investments L.P. without seeking shareholder approval, based on an exception set forth in the Shareholder Approval Policy of the New York Stock Exchange. The text of the Shareholder Letter is included as Exhibit 99.1 to this report and is incorporated herein by reference. Flagstar previously disclosed the proposed mailing of the Shareholder Letter in its press release and Current Report on Form 8-K filed on December 31, 2008.
Additional Information
In connection with the proposed MatlinPatterson investment, a proxy statement relating to certain of the matters discussed in this Form 8-K is expected to be filed with the SEC. When filed, copies of the proxy statement and other related documents may be obtained free of charge on the SEC website (www.sec.gov). FLAGSTAR’S SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. While shareholders are encouraged to read the proxy statement when filed, Flagstar notes that the shareholder meeting on the matters discussed in the proxy statement will occur after the closing of the MatlinPatterson investment and the issuance of the voting preferred stock which will provide MatlinPatterson with approximately 70% of the votes at any shareholder meeting. Flagstar, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Flagstar’s shareholders in connection with certain of the matters discussed in this Form 8-K. Information regarding such persons and their interests in Flagstar is contained in Flagstar’s proxy statements and annual reports on Form 10-K filed with the SEC. Shareholders and investors may obtain additional information regarding the interests of Flagstar and its directors and executive officers in the matters discussed in this Form 8-K, which may be different than those of Flagstar’s shareholders generally, by reading the proxy statement and other relevant documents regarding the matters discussed in this Form 8-K, which are expected to be filed with the SEC.
The information contained in this Form 8-K is not intended as a solicitation to buy Flagstar’s stock and is provided for general information. This Form 8-K contains certain statements that may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements include statements about Flagstar’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions, that are subject to significant risks and uncertainties, and are subject to change based upon various factors (some of which may be beyond Flagstar’s control). The words “may,” “could,” “should,” “would,” “believe,” and similar expressions are intended to identify forward-looking statements. The potential investment by MatlinPatterson is subject to several conditions, including receipt of proceeds from the TARP Capital Purchase Program and receipt of all required regulatory approvals, all of which may be beyond Flagstar’s control. Accordingly, there can be no assurance that this transaction or the transaction relating to the TARP Capital Purchase Program will be consummated.
Item 9.01 Financial Statements and Exhibits
          (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Shareholder Letter dated January 7, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: January 13, 2009	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and CFO